Exhibit 99.2 Swvl Holdings Q3 2021 Earnings Supplemental Data

About Swvl Our Customer Promise Table of Swvl's Operating System Contents Cutting-edge Proprietary Technology - Core of Swvl’s Virtuous Growth Cycle Core Strategy - The Fly-Wheel Eff ect ESG at Swvl - Strategy and Initiatives Q3 2021 Growth Story and Performance Highlights Swvl-O-meter and Increased Guidance Cohort Analysis - Double-clicking on the fundamentals Replicating the successful model for our fi rst city [Cairo] to accelerate new market growth Swvl's Expansion in the TaaS and SaaS segments Appendix - Keyword Defi nitions 2About Swvl Our Customer Promise Table of Swvl's Operating System Contents Cutting-edge Proprietary Technology - Core of Swvl’s Virtuous Growth Cycle Core Strategy - The Fly-Wheel Eff ect ESG at Swvl - Strategy and Initiatives Q3 2021 Growth Story and Performance Highlights Swvl-O-meter and Increased Guidance Cohort Analysis - Double-clicking on the fundamentals Replicating the successful model for our fi rst city [Cairo] to accelerate new market growth Swvl's Expansion in the TaaS and SaaS segments Appendix - Keyword Defi nitions 2

About 245M 6 pounds CO2 Swvl Countries emissions prevented About Swvl: Swvl is the leading mass transit player globally providing B2C and B2B/B2G solutions to make transportation more affordable, reliable and 48.3K convenient for its users and corporate clients. 61.3M Cumulative Cumulative routes Swvl is expanding fast and is now in 6 countries bookings launched across the world. With an ambitious team, Swvl plans to expand the footprint globally with a demand-responsive, supply agnostic, self- optimising and an asset light mass transit system. 19.4K 1.8M Captains Users onboarded serviced (excluding B2C/B2G users) 3 Note: All fi gures presented on this slide are as-of September 30, 2021.About 245M 6 pounds CO2 Swvl Countries emissions prevented About Swvl: Swvl is the leading mass transit player globally providing B2C and B2B/B2G solutions to make transportation more affordable, reliable and 48.3K convenient for its users and corporate clients. 61.3M Cumulative Cumulative routes Swvl is expanding fast and is now in 6 countries bookings launched across the world. With an ambitious team, Swvl plans to expand the footprint globally with a demand-responsive, supply agnostic, self- optimising and an asset light mass transit system. 19.4K 1.8M Captains Users onboarded serviced (excluding B2C/B2G users) 3 Note: All fi gures presented on this slide are as-of September 30, 2021.

Our Customer 7 minutes to station Air conditioned and top quality Low average walk to station (7 mins) 01. Promise 5 days in-advance booking system 95% on time pickups Reliable and Convenient 4.7/5 customer rating Multiple payment options Critical incident teams and third-party Vetted drivers with background checks professional providers 02. Ability to share live ride status Ability to contact/trace Safe Far more affordable than alternatives 03. Swvl Ride-hailing and Taxi Valuable $1.10 - $2.20 $5.00 - $8.00 4Our Customer 7 minutes to station Air conditioned and top quality Low average walk to station (7 mins) 01. Promise 5 days in-advance booking system 95% on time pickups Reliable and Convenient 4.7/5 customer rating Multiple payment options Critical incident teams and third-party Vetted drivers with background checks professional providers 02. Ability to share live ride status Ability to contact/trace Safe Far more affordable than alternatives 03. Swvl Ride-hailing and Taxi Valuable $1.10 - $2.20 $5.00 - $8.00 4

Swvl’s Operating System Swvl's operating system enables it to continuously utilize vehicles Swvl's businesses complementing each other.. by pooling demand across diff erent use cases and seasonality, thus signifi cantly improving the assets' ROI, reducing the cost structure, The B2C (Intra-city and Inter-city) and B2B/B2G (SaaS/TaaS) businesses of Swvl cater • and enhancing the margin opportunity. to diff erent use cases and have their own specifi c target segment; this allows customers to book rides across categories, thereby increasing the lifetime value The businesses also complement each other with diff erent demand distribution trends • throughout the year enabling the portfolio to de-risk against seasonality and other Swvl's Operating System demographic, consumer behavior patterns. Work Fulfilled by Powered by Mall B2B / B2G Intra-city B2C Inter-city travel Intra-city: users book seats on vehicles available exclusively to the platform to commute within a given city Inter-city: users book and go on long distance trips either on buses travel available exclusively to the platform or on buses marketed through Swvl Customer School B2B/B2G Weekend Getaway B2B/B2G (SaaS/TaaS): enables corporates, schools and transit agencies to provide optimized mass-mobility solutions via SaaS (Technology only) and TaaS (Technology + Fleet Operations) 5Swvl’s Operating System Swvl's operating system enables it to continuously utilize vehicles Swvl's businesses complementing each other.. by pooling demand across diff erent use cases and seasonality, thus signifi cantly improving the assets' ROI, reducing the cost structure, The B2C (Intra-city and Inter-city) and B2B/B2G (SaaS/TaaS) businesses of Swvl cater • and enhancing the margin opportunity. to diff erent use cases and have their own specifi c target segment; this allows customers to book rides across categories, thereby increasing the lifetime value The businesses also complement each other with diff erent demand distribution trends • throughout the year enabling the portfolio to de-risk against seasonality and other Swvl's Operating System demographic, consumer behavior patterns. Work Fulfilled by Powered by Mall B2B / B2G Intra-city B2C Inter-city travel Intra-city: users book seats on vehicles available exclusively to the platform to commute within a given city Inter-city: users book and go on long distance trips either on buses travel available exclusively to the platform or on buses marketed through Swvl Customer School B2B/B2G Weekend Getaway B2B/B2G (SaaS/TaaS): enables corporates, schools and transit agencies to provide optimized mass-mobility solutions via SaaS (Technology only) and TaaS (Technology + Fleet Operations) 5

Cutting-edge proprietary technology is the core of Swvl’s virtuous growth cycle and creates a superior competitive moat Predict and identify latent demand Create routes around demand clusters 2 1 Predicting demand for facilitating better selection Automated route creation to maximize demand conversion Map the City Create routes centered around demand clusters and deliver on the reliability promise Swvl divides the city into equal areas (i.e., hexes) • A ML algorithm identifies key pockets of latent and • Hexes are the basic unit of analysis to build a network • existing demand for a given city A ML, self-evolving model, defines optimum routes to • Predict and Identify Latent Demand maximize demand capture, minimize network-wide Run regression analysis to identify major demand pairs • cannibalization, minimize walk to station distance and Use in-app search data, social-media listening to • define the right schedule time to deploy vehicles understand potential user movement between hexes An algorithm assembles sets of routes in coherent plans that maximize demand capture, Capture Latent Demand, Optimize Existing Areas • vehicle owner earnings, vehicle utilization, and driver’s convenience Determines hexes to add stations • An ambulance like fleet is placed across the network to minimize the impact of vehicle • Run machine learning algorithm to predict revised network performance • breakdowns/no-shows and maintain customer promise Create dynamic routes Create cost effi cient plans 4 3 Dynamic routing improves user experience, providing greater convenience Providing more aff ordable customer ride starts with minimizing cost per KM incurred while enhancing vehicle ROI Dynamic Routing (DR) is a proprietary computational Plan stitching tool creates thousands of plans per • technology developed by Swvl week while continuously decreasing cost per KM and increasing vehicle ROI Enables Swvl to adapt, real-time, to actual demand • Machine learning (ML) algorithm “stitches” multiple pockets, as vehicles move around the city • routes into a plan Creates stations on the fly to maximize demand • A plan optimizes for driver convenience and earnings • capture by maximizing the driven monetized KMs via a system Identifies tolerable travel time budgets for riders and • of 2-6 rides per plan with a combination of retail, ensures no breach of the ETA promised to customers travel and TaaS rides Finds the best route that optimizes for the walk to station distance and the travel time • The algorithm helps ensure that the end point of every ride is conveniently close to the • Evolution of a route dynamically upon discovering a new rider • starting point of the subsequent ride Converts to a real station if adding the stop will keep route within prior customer travel time • The model helps ensure maximum vehicle RoI and maximum customer demand capture for • and walk to station budgets every vehicle Cutting-edge proprietary technology is the core of Swvl’s virtuous growth cycle and creates a superior competitive moat Predict and identify latent demand Create routes around demand clusters 2 1 Predicting demand for facilitating better selection Automated route creation to maximize demand conversion Map the City Create routes centered around demand clusters and deliver on the reliability promise Swvl divides the city into equal areas (i.e., hexes) • A ML algorithm identifies key pockets of latent and • Hexes are the basic unit of analysis to build a network • existing demand for a given city A ML, self-evolving model, defines optimum routes to • Predict and Identify Latent Demand maximize demand capture, minimize network-wide Run regression analysis to identify major demand pairs • cannibalization, minimize walk to station distance and Use in-app search data, social-media listening to • define the right schedule time to deploy vehicles understand potential user movement between hexes An algorithm assembles sets of routes in coherent plans that maximize demand capture, Capture Latent Demand, Optimize Existing Areas • vehicle owner earnings, vehicle utilization, and driver’s convenience Determines hexes to add stations • An ambulance like fleet is placed across the network to minimize the impact of vehicle • Run machine learning algorithm to predict revised network performance • breakdowns/no-shows and maintain customer promise Create dynamic routes Create cost effi cient plans 4 3 Dynamic routing improves user experience, providing greater convenience Providing more aff ordable customer ride starts with minimizing cost per KM incurred while enhancing vehicle ROI Dynamic Routing (DR) is a proprietary computational Plan stitching tool creates thousands of plans per • technology developed by Swvl week while continuously decreasing cost per KM and increasing vehicle ROI Enables Swvl to adapt, real-time, to actual demand • Machine learning (ML) algorithm “stitches” multiple pockets, as vehicles move around the city • routes into a plan Creates stations on the fly to maximize demand • A plan optimizes for driver convenience and earnings • capture by maximizing the driven monetized KMs via a system Identifies tolerable travel time budgets for riders and • of 2-6 rides per plan with a combination of retail, ensures no breach of the ETA promised to customers travel and TaaS rides Finds the best route that optimizes for the walk to station distance and the travel time • The algorithm helps ensure that the end point of every ride is conveniently close to the • Evolution of a route dynamically upon discovering a new rider • starting point of the subsequent ride Converts to a real station if adding the stop will keep route within prior customer travel time • The model helps ensure maximum vehicle RoI and maximum customer demand capture for • and walk to station budgets every vehicle

Detailed Study of Cairo Cross-Utilization Case Study : Cross-utilization of vehicles between diff erent categories including B2C and B2B/B2G at Swvl is the key to (1) augment the fl y-wheel eff ect at a faster pace, leading to a signifi cant increase in captain earnings and retention and at the Fly-Wheel Effect same time signifi cantly reducing the cost per kilometer and thereby steering Swvl towards effi ciency and profi tability. Swvl’s Core Strategy Cross-dispatched Capacity B2C (thousands) 3x 221 199 Growth in 176 6M 139 95 82 Lower cost structure Apr May Jun Jul Aug Sep Better selection Lower average fare per trip Non Cross-utilized Fleet Cross-utilized Fleet Denser network Shorter walking Earnings (2) $228 $429 88% distance Intra-city captains More drivers serving Inter-city rides and vehicles Better customer -26% Cost per km (3) experience $0.020 $0.015 Non Cross-utilized Fleet Cross-utilized Fleet Earnings More rides $433 $608 41% per customer Inter-city captains serving Intra-city rides -17% Cost per km More drivers & Enables cross-dispatch More routes -> Denser $0.015 $0.012 vehicles implies (lower in cost/km + network -> Lower walk to more route creation better earnings/captain) station Impact of Cross- This drives more traffic Lower cost, walk to and more users on the station -> Better CX & Uplift in 30-day Rolling utilization on Supply platform higher willingness to pay 12% Retention % (4) Retention 7 (1) All data considered in the case study is for the period April 2021 - Sep 2021 (2) Earnings is the gross income of a captain in US Dollars (3) Cost per km is the cost of supply per total available seat kilometer in US Dollars (4) 30-day Rolling Retention is the percentage of retained captains out of the total active captains as per the last 30-day periodDetailed Study of Cairo Cross-Utilization Case Study : Cross-utilization of vehicles between diff erent categories including B2C and B2B/B2G at Swvl is the key to (1) augment the fl y-wheel eff ect at a faster pace, leading to a signifi cant increase in captain earnings and retention and at the Fly-Wheel Effect same time signifi cantly reducing the cost per kilometer and thereby steering Swvl towards effi ciency and profi tability. Swvl’s Core Strategy Cross-dispatched Capacity B2C (thousands) 3x 221 199 Growth in 176 6M 139 95 82 Lower cost structure Apr May Jun Jul Aug Sep Better selection Lower average fare per trip Non Cross-utilized Fleet Cross-utilized Fleet Denser network Shorter walking Earnings (2) $228 $429 88% distance Intra-city captains More drivers serving Inter-city rides and vehicles Better customer -26% Cost per km (3) experience $0.020 $0.015 Non Cross-utilized Fleet Cross-utilized Fleet Earnings More rides $433 $608 41% per customer Inter-city captains serving Intra-city rides -17% Cost per km More drivers & Enables cross-dispatch More routes -> Denser $0.015 $0.012 vehicles implies (lower in cost/km + network -> Lower walk to more route creation better earnings/captain) station Impact of Cross- This drives more traffic Lower cost, walk to and more users on the station -> Better CX & Uplift in 30-day Rolling utilization on Supply platform higher willingness to pay 12% Retention % (4) Retention 7 (1) All data considered in the case study is for the period April 2021 - Sep 2021 (2) Earnings is the gross income of a captain in US Dollars (3) Cost per km is the cost of supply per total available seat kilometer in US Dollars (4) 30-day Rolling Retention is the percentage of retained captains out of the total active captains as per the last 30-day period

Humanizing the Daily Commute by obsessing about the well-being of each individual rider ESG at Swvl 99.86% ~0.64km ~5.3min Accident Free Rides Walking Distance Average Lateness Providing the Right to Mobility In-house dynamic routing De-risked network with Driven by effi cient routing technology helps reduce optimized backup assignment; algorithms and the ongoing walk to station and improve ~50% lower lateness than training, up-skilling of captains access developed markets Humanising the Daily Commute Enabling our Societies by acting as a responsible societal agent 14.4M person-hours 27k+ Congestion Reduced Free Essential Bookings Enabling Maintaining 80-85% utilization across 22K+ bookings catering to front-line our fl eet resulting in less buses and workers and 5K+ bookings to/from ESG our Societies cars on the road vaccination centres Strategy Caring for the Planet by reducing greenhouse gas emissions ~245M pounds EVs Caring for CO Emission Prevented 2 Accelerating Adoption the Planet Maintaining 80-85% utilization across Introducing EVs and will continue to our fl eet resulting in less buses and accelerate adoption cars on the road 8

Q3 '21 Growth Story and Performance Highlights 9Q3 '21 Growth Story and Performance Highlights 9

Gross Revenue Quarter on Quarter - Gross Revenue ($ in millions) US$ 16.0 US$ 16 14x growth over last 3 years 14x US$ 12 Growth 3.6x quarter on quarter growth $68M US$ 8.7 US$ 8 1.8x pre-COVID19 levels ARR US$ 4.4 as on Sep 2021 US$ 4 All around growth across all KPIs including US$ 1.1 capacity, utilization and average trip fare has resulted in a rapid gross revenue Q3-2018 Q3-2019 Q3-2020 Q3-2021 growth COVID-19 related restrictions & lockdowns were a contributing factor to this drop in revenue 10Gross Revenue Quarter on Quarter - Gross Revenue ($ in millions) US$ 16.0 US$ 16 14x growth over last 3 years 14x US$ 12 Growth 3.6x quarter on quarter growth $68M US$ 8.7 US$ 8 1.8x pre-COVID19 levels ARR US$ 4.4 as on Sep 2021 US$ 4 All around growth across all KPIs including US$ 1.1 capacity, utilization and average trip fare has resulted in a rapid gross revenue Q3-2018 Q3-2019 Q3-2020 Q3-2021 growth COVID-19 related restrictions & lockdowns were a contributing factor to this drop in revenue 10

Capacity and Bookings (in millions) Capacity Growth 8X (1) 83% Utilization Bookings Growth 13X (2) Capacity & Utilization 10.9 9.0 8.7 Capacity COVID-19 related restrictions & 8x growth over last 3 years lockdowns were a contributing factor to this drop in capacity/ 5.9 bookings 3.3x quarter on quarter growth 48% Utilization (3) 1.2x pre-COVID19 levels 3.3 2.7 Combination of high captain retention and low acquisition 1.5 cost (both as a result of ability to offer up to 2x driven earnings 0.7 driven by higher vehicle utilization) led to strong capacity growth Q3 '18 Q3 '19 Q3 '20 Q3 '21 Utilization Capacity Bookings 73% growth over last 3 years Swvl's cutting edge, in-house search based capacity allocation engine enables the optimal allocation of capacity on routes throughout the network based on the geospatial distribution of user searches 22% higher than pre-COVID19 levels Swvl has leveraged this technology which has enabled the bookings growth at a faster pace than the Dynamic routing (which we believe led to reduction in walk to station) and dynamic pricing (which optimizes pricing to drive capacity expansion leading to a substantially higher utilization level of 83% utilization) developed during COVID-19 drove increase in utilization 11 (1) Capacity: Total number of bookable seats (2) Bookings: Total seats booked by the users (3) Utilization: Percentage of seats booked out of all available seatsCapacity and Bookings (in millions) Capacity Growth 8X (1) 83% Utilization Bookings Growth 13X (2) Capacity & Utilization 10.9 9.0 8.7 Capacity COVID-19 related restrictions & 8x growth over last 3 years lockdowns were a contributing factor to this drop in capacity/ 5.9 bookings 3.3x quarter on quarter growth 48% Utilization (3) 1.2x pre-COVID19 levels 3.3 2.7 Combination of high captain retention and low acquisition 1.5 cost (both as a result of ability to offer up to 2x driven earnings 0.7 driven by higher vehicle utilization) led to strong capacity growth Q3 '18 Q3 '19 Q3 '20 Q3 '21 Utilization Capacity Bookings 73% growth over last 3 years Swvl's cutting edge, in-house search based capacity allocation engine enables the optimal allocation of capacity on routes throughout the network based on the geospatial distribution of user searches 22% higher than pre-COVID19 levels Swvl has leveraged this technology which has enabled the bookings growth at a faster pace than the Dynamic routing (which we believe led to reduction in walk to station) and dynamic pricing (which optimizes pricing to drive capacity expansion leading to a substantially higher utilization level of 83% utilization) developed during COVID-19 drove increase in utilization 11 (1) Capacity: Total number of bookable seats (2) Bookings: Total seats booked by the users (3) Utilization: Percentage of seats booked out of all available seats

Active Users Quarterly Active Users - B2C (thousands) 600 507.7 6x growth over last 3 years 450 6x 346.3 Growth 3.1x quarter on quarter growth 300 165.0 1.5x pre-COVID19 levels 150 79.1 Q3-2018 Q3-2019 Q3-2020 Q3-2021 Combination of high user retention and low acquisition cost (both as a result of ability to offer a reliable, safe and COVID-19 related restrictions & lockdowns were a contributing convenient ride up to 80% cheaper than factor to this drop in active users private transport) led to strong active user growth (1) 12 (1) Active Users: Number of users who have done at least 1 booking in a given time frameActive Users Quarterly Active Users - B2C (thousands) 600 507.7 6x growth over last 3 years 450 6x 346.3 Growth 3.1x quarter on quarter growth 300 165.0 1.5x pre-COVID19 levels 150 79.1 Q3-2018 Q3-2019 Q3-2020 Q3-2021 Combination of high user retention and low acquisition cost (both as a result of ability to offer a reliable, safe and COVID-19 related restrictions & lockdowns were a contributing convenient ride up to 80% cheaper than factor to this drop in active users private transport) led to strong active user growth (1) 12 (1) Active Users: Number of users who have done at least 1 booking in a given time frame

Gross Margins Quarterly Gross Margins 30.00% 144% growth over last 3 years 22.4% 22.50% 144% 17.6% >20% GM in Q3-2020 as priority was to Growth 15.00% conserve cash during COVID-19 7.2% 780% higher than pre-COVID19 levels 7.50% 2.0% Combination of growth across KPIs Q3-2018 Q3-2019 Q3-2020 Q3-2021 including utilization, average trip fare and On account of the COVID-19 related reduction in cost per seat (due to higher restrictions & lockdowns, the focus of the company was to conserve vehicle utilization obtained through cross cash and boost profi tability during this period utilization of vehicles between B2B/B2G & B2C) resulted in strong gross margin (1) expansion 13 (1) Gross Margins (GM): Margin post the supply costGross Margins Quarterly Gross Margins 30.00% 144% growth over last 3 years 22.4% 22.50% 144% 17.6% >20% GM in Q3-2020 as priority was to Growth 15.00% conserve cash during COVID-19 7.2% 780% higher than pre-COVID19 levels 7.50% 2.0% Combination of growth across KPIs Q3-2018 Q3-2019 Q3-2020 Q3-2021 including utilization, average trip fare and On account of the COVID-19 related reduction in cost per seat (due to higher restrictions & lockdowns, the focus of the company was to conserve vehicle utilization obtained through cross cash and boost profi tability during this period utilization of vehicles between B2B/B2G & B2C) resulted in strong gross margin (1) expansion 13 (1) Gross Margins (GM): Margin post the supply cost

Net Margins Quarterly Net Margins 15.00% 2.1% 330% growth in Net Margins over the last 3 0.00% years -15.00% -12.5% Profitable in Q3-2020 as priority was to conserve cash during COVID-19 330% -30.00% Growth 279% higher than pre-COVID19 levels -45.00% -47.4% Net margin maintained within -11% range (1) -53.8% due to strategic focus on topline growth Q3-2018 Q3-2019 Q3-2020 Q3-2021 On account of the COVID-19 related restrictions & lockdowns, the focus of the company was to conserve cash. 14 (1) Net Margins (NM): Margin post the supply costs, promotions, refunds, waivers and the captain incentives.Net Margins Quarterly Net Margins 15.00% 2.1% 330% growth in Net Margins over the last 3 0.00% years -15.00% -12.5% Profitable in Q3-2020 as priority was to conserve cash during COVID-19 330% -30.00% Growth 279% higher than pre-COVID19 levels -45.00% -47.4% Net margin maintained within -11% range (1) -53.8% due to strategic focus on topline growth Q3-2018 Q3-2019 Q3-2020 Q3-2021 On account of the COVID-19 related restrictions & lockdowns, the focus of the company was to conserve cash. 14 (1) Net Margins (NM): Margin post the supply costs, promotions, refunds, waivers and the captain incentives.

Swvl-O-meter and Increased 2022 Guidance Q3 ’20 vs Q3 ’21 Substantial outperformance across all KPIs in Q3 '2021 Gross Revenue $16M Active Users 507K 264% jump from same quarter last year 207% jump from same quarter last year 264% 207% Capacity 10.7M Fleet Utilization at 83% 229% jump from same quarter last year 83% 229% FY 2022 Gross Revenue Guidance $155M Up 10% from Prior $141m 15Swvl-O-meter and Increased 2022 Guidance Q3 ’20 vs Q3 ’21 Substantial outperformance across all KPIs in Q3 '2021 Gross Revenue $16M Active Users 507K 264% jump from same quarter last year 207% jump from same quarter last year 264% 207% Capacity 10.7M Fleet Utilization at 83% 229% jump from same quarter last year 83% 229% FY 2022 Gross Revenue Guidance $155M Up 10% from Prior $141m 15

Cohort Analysis Double-clicking on the fundamentals 16Cohort Analysis Double-clicking on the fundamentals 16

2019 Cohorts took 9 months to reach ~60% Utilization Schedule Utilization Activation Month 1 Month 2 Month 3 Month 4 Month 5 Month 6 Month 7 Month 8 Month 9 Month Jan 19 37.0% 39.7% 41.9% 47.0% 50.9% 44.3% 55.7% 56.7% 61.0% Feb 19 24.5% 29.0% 34.3% 43.9% 39.0% 47.2% 51.3% 55.3% 58.5% A comparison of the 2019 and 2021 cohort shows a ~89% decrease in the time taken 2021 Cohorts take just ~0-1 month(s) to reach similar or greater levels of Utilization Activation (in months) to reach > 60% levels of Month 1 Month 2 Month 3 Month 4 Month 5 Month 6 Month 7 Month 8 Month 9 Month schedule utilization (1) Jan 21 72.4% 57.4% 70.4% 83.5% 86.7% 81.3% 83.0% 85.4% 84.1% Feb 21 68.8% 65.5% 67.7% 74.6% 68.1% 69.1% 69.5% 70.2% This is primarily driven by the network Mar 21 56.4% 61.4% 66.0% 69.3% 70.4% 72.5% 72.6% optimization engines powered by Artificial Intelligence which constantly learns and Apr 21 92.2% 94.5% 95.3% 95.9% 96.9% 97.3% optimizes with every ride building the first May 21 66.8% 60.5% 68.0% 72.4% 67.7% of its kind self optimizing mass transit Jun 21 64.4% 73.0% 76.7% 75.6% system Jul 21 81.4% 83.7% 82.9% Aug 21 74.6% 70.0% Sep 21 81.5% 17 (1) Schedule: A combination of a route and an hour, the schedule utilization is the percentage of seats booked out of all available seats in a schedule2019 Cohorts took 9 months to reach ~60% Utilization Schedule Utilization Activation Month 1 Month 2 Month 3 Month 4 Month 5 Month 6 Month 7 Month 8 Month 9 Month Jan 19 37.0% 39.7% 41.9% 47.0% 50.9% 44.3% 55.7% 56.7% 61.0% Feb 19 24.5% 29.0% 34.3% 43.9% 39.0% 47.2% 51.3% 55.3% 58.5% A comparison of the 2019 and 2021 cohort shows a ~89% decrease in the time taken 2021 Cohorts take just ~0-1 month(s) to reach similar or greater levels of Utilization Activation (in months) to reach > 60% levels of Month 1 Month 2 Month 3 Month 4 Month 5 Month 6 Month 7 Month 8 Month 9 Month schedule utilization (1) Jan 21 72.4% 57.4% 70.4% 83.5% 86.7% 81.3% 83.0% 85.4% 84.1% Feb 21 68.8% 65.5% 67.7% 74.6% 68.1% 69.1% 69.5% 70.2% This is primarily driven by the network Mar 21 56.4% 61.4% 66.0% 69.3% 70.4% 72.5% 72.6% optimization engines powered by Artificial Intelligence which constantly learns and Apr 21 92.2% 94.5% 95.3% 95.9% 96.9% 97.3% optimizes with every ride building the first May 21 66.8% 60.5% 68.0% 72.4% 67.7% of its kind self optimizing mass transit Jun 21 64.4% 73.0% 76.7% 75.6% system Jul 21 81.4% 83.7% 82.9% Aug 21 74.6% 70.0% Sep 21 81.5% 17 (1) Schedule: A combination of a route and an hour, the schedule utilization is the percentage of seats booked out of all available seats in a schedule

2019 Cohorts took 6 months to reach $14 per month of gross revenue per user Gross Revenue per user Activation Month 1 Month 2 Month 3 Month 4 Month 5 Month 6 Month 7 Month 8 Month 9 Month Apr 19 $4.1 $8.6 $8.4 $12.4 $11.8 $14.2 $15.1 $12.5 $12.7 May 19 $4.1 $7.7 $12.4 $11.3 $13.6 $14.4 $12.1 $12.6 $12.4 A comparison of the 2019 and 2021 cohort shows a ~33% decrease in the time taken 2021 Cohorts take just 2 months to cross $14 per month of gross revenue per user (in months) to cross the same gross Activation Month 1 Month 2 Month 3 Month 4 Month 5 Month 6 Month 7 Month 8 Month 9 revenue per user ($14 per month) Month (1) Jan 21 $7.5 $15.5 $21.3 $17.9 $18.4 $27.4 $24.8 $27.1 $19.2 This is driven by dynamic pricing Feb 21 $7.9 $23.1 $19.1 $19.1 $25.8 $22.6 $25.5 $18.8 technology which considers users' Mar 21 $7.8 $15.3 $13.3 $17.9 $14.3 $15.6 $13.9 behaviour on the platform & churn Apr 21 $6.5 $11.4 $13.6 $12.9 $12.8 $11.2 probability to adjust pricing which May 21 $6.3 $14.8 $13.3 $12.5 $11.5 increases user affinity on the platform. Jun 21 $9.0 $19.8 $18.9 $15.0 Jul 21 $11.5 $21.7 $17.0 Also the abundance of services including Aug 21 $10.5 $14.9 intracity, intercity & charter rides cater to more use cases and hence increases Sep 21 $9.1 revenue per user 18 (1) Revenue per user is the income generated per active user in the deﬁned time-period2019 Cohorts took 6 months to reach $14 per month of gross revenue per user Gross Revenue per user Activation Month 1 Month 2 Month 3 Month 4 Month 5 Month 6 Month 7 Month 8 Month 9 Month Apr 19 $4.1 $8.6 $8.4 $12.4 $11.8 $14.2 $15.1 $12.5 $12.7 May 19 $4.1 $7.7 $12.4 $11.3 $13.6 $14.4 $12.1 $12.6 $12.4 A comparison of the 2019 and 2021 cohort shows a ~33% decrease in the time taken 2021 Cohorts take just 2 months to cross $14 per month of gross revenue per user (in months) to cross the same gross Activation Month 1 Month 2 Month 3 Month 4 Month 5 Month 6 Month 7 Month 8 Month 9 revenue per user ($14 per month) Month (1) Jan 21 $7.5 $15.5 $21.3 $17.9 $18.4 $27.4 $24.8 $27.1 $19.2 This is driven by dynamic pricing Feb 21 $7.9 $23.1 $19.1 $19.1 $25.8 $22.6 $25.5 $18.8 technology which considers users' Mar 21 $7.8 $15.3 $13.3 $17.9 $14.3 $15.6 $13.9 behaviour on the platform & churn Apr 21 $6.5 $11.4 $13.6 $12.9 $12.8 $11.2 probability to adjust pricing which May 21 $6.3 $14.8 $13.3 $12.5 $11.5 increases user affinity on the platform. Jun 21 $9.0 $19.8 $18.9 $15.0 Jul 21 $11.5 $21.7 $17.0 Also the abundance of services including Aug 21 $10.5 $14.9 intracity, intercity & charter rides cater to more use cases and hence increases Sep 21 $9.1 revenue per user 18 (1) Revenue per user is the income generated per active user in the deﬁned time-period

Building upon the successful model of our fi rst city [ Cairo ] to accelerate new market growth

Monthly Utilization (%) Monthly Gross Margin (%) 110% 45% 30% Cairo 83% 15% A Success Story 0% 55% -15% -30% 28% Launched in March 2017, Cairo is the first Q3 '21 GM% Q3 '21 Utilization market for Swvl. -45% 31% 92% 0% -60% 1/1/2019 1/1/2020 1/1/2021 1/1/2019 1/1/2020 1/1/2021 Cutting-edge technological solutions like demand estimation, demand based Monthly Net Margin (%) capacity allocation, automated dynamic 35% routing and pricing algorithms and supply biding platforms coupled with the flawless The net margin is maintained at 0% execution capability of the Swvl team has near break even levels due to a made Cairo a success story. strategic focus on growth. With -35% the growth related investments including promotions, refunds -70% and waivers declining, the convergence of gross and net -105% Q3 '21 NM% margin becomes inevitable. -2.9% -140% 1/1/2019 1/1/2020 1/1/2021 Shows the contribution of COVID-19 related 20 lockdowns and restrictionsMonthly Utilization (%) Monthly Gross Margin (%) 110% 45% 30% Cairo 83% 15% A Success Story 0% 55% -15% -30% 28% Launched in March 2017, Cairo is the first Q3 '21 GM% Q3 '21 Utilization market for Swvl. -45% 31% 92% 0% -60% 1/1/2019 1/1/2020 1/1/2021 1/1/2019 1/1/2020 1/1/2021 Cutting-edge technological solutions like demand estimation, demand based Monthly Net Margin (%) capacity allocation, automated dynamic 35% routing and pricing algorithms and supply biding platforms coupled with the flawless The net margin is maintained at 0% execution capability of the Swvl team has near break even levels due to a made Cairo a success story. strategic focus on growth. With -35% the growth related investments including promotions, refunds -70% and waivers declining, the convergence of gross and net -105% Q3 '21 NM% margin becomes inevitable. -2.9% -140% 1/1/2019 1/1/2020 1/1/2021 Shows the contribution of COVID-19 related 20 lockdowns and restrictions

Replicating Successful Cairo model Other Cities Months to 50K Bookings Months to 100K Bookings 6 Accelerating Even Faster 6 9 8 8 5 8 7 5 4 6 5 5 3 4 2 2 Swvl plans to continue focus on growth for 3 2 2 2 the remaining cities to reach critical mass 2 1 faster and generate levers to optimize the 0 economics in a sustainable manner. Cairo Nairobi Lahore Karachi Islamabad Cairo Nairobi Lahore Karachi Islamabad As evident in the charts, other cities are Months to 150K Bookings Months to 200K Bookings reaching the milestones much faster than 8 Cairo. 8 12 10 10 9 6 5 8 4 6 4 6 3 4 3 2 2 0 Cairo Lahore Islamabad Karachi Cairo Nairobi Lahore Karachi 21Replicating Successful Cairo model Other Cities Months to 50K Bookings Months to 100K Bookings 6 Accelerating Even Faster 6 9 8 8 5 8 7 5 4 6 5 5 3 4 2 2 Swvl plans to continue focus on growth for 3 2 2 2 the remaining cities to reach critical mass 2 1 faster and generate levers to optimize the 0 economics in a sustainable manner. Cairo Nairobi Lahore Karachi Islamabad Cairo Nairobi Lahore Karachi Islamabad As evident in the charts, other cities are Months to 150K Bookings Months to 200K Bookings reaching the milestones much faster than 8 Cairo. 8 12 10 10 9 6 5 8 4 6 4 6 3 4 3 2 2 0 Cairo Lahore Islamabad Karachi Cairo Nairobi Lahore Karachi 21

Swvl's expansion in the TaaS and SaaS segments Swvl's expansion in the TaaS and SaaS segments

Swvl's Expanding Business in the TaaS and SaaS segment Quarterly Revenue TaaS/SaaS Active Clients TaaS/SaaS 150+ Active Clients Globally US$ 5.2 2.5x 156 3.5x Growth Growth 93 US$ 2.4 US$ 2.1 45 (2) Others includes the following industries - e-Commerce, Startup & A Diversifi ed Clientèle Technology, Logistics, Oil & Gas, Public sector, Retail Q3-2019 Q3-2020 Q3-2021 Sep-2019 Sep-2020 Sep-2021 6% 2% 6% (1) Net Promoter Score 2% Prospective Client Pipeline survey conducted in 13% Customer Satisfaction Aviation Egypt in Q3 2021 Banking and FS Construction Education 8% Food & Beverages Healthcare 38% Hospitality 1% 40 ICT $174M 41% Manufacturing higher than the 6% Real Estate Net Promoter Score (1) global benchmark* Active pipeline (ARR) as of Sep '21 Textile 1% Others (2) 15% * Source for the NPS Global benchmark: https://www.b2binternational.com/what-we-do/customers/net-promoter-score-nps/Swvl's Expanding Business in the TaaS and SaaS segment Quarterly Revenue TaaS/SaaS Active Clients TaaS/SaaS 150+ Active Clients Globally US$ 5.2 2.5x 156 3.5x Growth Growth 93 US$ 2.4 US$ 2.1 45 (2) Others includes the following industries - e-Commerce, Startup & A Diversifi ed Clientèle Technology, Logistics, Oil & Gas, Public sector, Retail Q3-2019 Q3-2020 Q3-2021 Sep-2019 Sep-2020 Sep-2021 6% 2% 6% (1) Net Promoter Score 2% Prospective Client Pipeline survey conducted in 13% Customer Satisfaction Aviation Egypt in Q3 2021 Banking and FS Construction Education 8% Food & Beverages Healthcare 38% Hospitality 1% 40 ICT $174M 41% Manufacturing higher than the 6% Real Estate Net Promoter Score (1) global benchmark* Active pipeline (ARR) as of Sep '21 Textile 1% Others (2) 15% * Source for the NPS Global benchmark: https://www.b2binternational.com/what-we-do/customers/net-promoter-score-nps/

Client Overview The organization had a history of operational Swvl Case Study: issues with its transportation, which led it to One of the largest global insurers in the world, Leading Insurance provider solicit proposals for solutions from transportation provides its customers with a full suite of providers. products that saves and protects their life and While all leading providers in the Egyptian livelihood.The French multinational fi rm market bid, Swvl managed to win with our became one of the top 5 insurance providers competitive price and the promise of a better in Egypt within 5 years of establishing their service. presence. Insurance company chooses operational visibility and employee safety for its Egyptian employees Challenges Use-Case with Swvl's route optimization and real-time tracking solutions Automation of daily transportation from Unreliable and unprofessional drivers • manual operations to digital - giving complete Poor quality vehicles • visibility of every moving part in the system. Multiple safety violations • Operational invisibility • Swvl Business Results Cost Solutions 5% Reduction Route Optimization and Fleet Mix Real-time Tracking 24/7 Support Less Swvl support is accessible 24/7 The administrator can track all rides Optimized routes and fl eet mix to 10% over call and in-app to ensure a Vehicles in real-time without any manual achieve higher fl eet utilization and high quality in-ride experience. touch points on the Swvl Business lower costs. Any issue with the captains or Dashboard. Each rider can do the vehicles is resolved at the quickest same from the Swvl App. Customer pace. 90% Satisfaction 24Client Overview The organization had a history of operational Swvl Case Study: issues with its transportation, which led it to One of the largest global insurers in the world, Leading Insurance provider solicit proposals for solutions from transportation provides its customers with a full suite of providers. products that saves and protects their life and While all leading providers in the Egyptian livelihood.The French multinational fi rm market bid, Swvl managed to win with our became one of the top 5 insurance providers competitive price and the promise of a better in Egypt within 5 years of establishing their service. presence. Insurance company chooses operational visibility and employee safety for its Egyptian employees Challenges Use-Case with Swvl's route optimization and real-time tracking solutions Automation of daily transportation from Unreliable and unprofessional drivers • manual operations to digital - giving complete Poor quality vehicles • visibility of every moving part in the system. Multiple safety violations • Operational invisibility • Swvl Business Results Cost Solutions 5% Reduction Route Optimization and Fleet Mix Real-time Tracking 24/7 Support Less Swvl support is accessible 24/7 The administrator can track all rides Optimized routes and fl eet mix to 10% over call and in-app to ensure a Vehicles in real-time without any manual achieve higher fl eet utilization and high quality in-ride experience. touch points on the Swvl Business lower costs. Any issue with the captains or Dashboard. Each rider can do the vehicles is resolved at the quickest same from the Swvl App. Customer pace. 90% Satisfaction 24

Swvl gains access to an additional ~$35-60BN transit tech market by joining hands with Shotl Expansion to Europe with a controlling interest in Shotl (1) 22 Cities across 10 countries >350,000 Bookings to date Municipality and Corporate client base The yellow dots represent the potential new market launches that can be accelerated with the acquisition of a controlling interest in Shotl Swvl X Shotl (Geographic, Product and Tech synergies) Off erings are tailored for condensed geographies Strong and growing presence in the MENAP region and peak hour scheduled commute use-cases with highly satisfi ed users and corporate clients Product caters to the on-demand use-case. Combined Strong and growing presence in the EU and with highly mobility solutions will cater to wide range of use-cases satisfi ed users, corporate clients and B2G agencies Dynamic routing, pricing, geospatial demand based capacity allocation engine Expected to further Swvl's mission of empowering under-served communities globally with safe, (2) On-demand SaaS technology and DRT capabilities efficient and cost-effective mobility solutions 25 (1) Including Brazil, Japan, Spain, Germany, France, UK, Italy, Switzerland, Portugal and Finland. Certain operations currently interrupted due to COVID-19 (2) Demand-responsive transit. Swvl gains access to an additional ~$35-60BN transit tech market by joining hands with Shotl Expansion to Europe with a controlling interest in Shotl (1) 22 Cities across 10 countries >350,000 Bookings to date Municipality and Corporate client base The yellow dots represent the potential new market launches that can be accelerated with the acquisition of a controlling interest in Shotl Swvl X Shotl (Geographic, Product and Tech synergies) Off erings are tailored for condensed geographies Strong and growing presence in the MENAP region and peak hour scheduled commute use-cases with highly satisfi ed users and corporate clients Product caters to the on-demand use-case. Combined Strong and growing presence in the EU and with highly mobility solutions will cater to wide range of use-cases satisfi ed users, corporate clients and B2G agencies Dynamic routing, pricing, geospatial demand based capacity allocation engine Expected to further Swvl's mission of empowering under-served communities globally with safe, (2) On-demand SaaS technology and DRT capabilities efficient and cost-effective mobility solutions 25 (1) Including Brazil, Japan, Spain, Germany, France, UK, Italy, Switzerland, Portugal and Finland. Certain operations currently interrupted due to COVID-19 (2) Demand-responsive transit.

Business Problem Shotl Case Study: Munich Airport: Large corporate site with unpredictable mobility patterns Longer 70 38,000 Waiting Time Company Cars Employees Longer waiting time Employees had complex Cars were under-utilized, for return journeys mobility needs, highly involved a lot of time in unpredictable employee parking and longer waiting movements time for return journeys Shotl Results Average 6 mins Travel Time Challenge Solution Configured a white-label on-demand service called ShuttleMe Find a new way to move employees without Average with three branded minivans and professional drivers. During 7 mins raising prices sky-high. Wait Time working hours, airport employees can book a pick-up and drop-off in real-time via the Passenger App from any of the stops covering the entire airport. Satisfaction 4.8 Rating Adoption +620% 1250 Increase in passengers Registered per day; 180 up from 25 Users 26

Thank YouThank You

AppendixAppendix

Q3 2021 Unaudited FinancialsQ3 2021 Unaudited Financials

Keyword Definitions Keyword Deﬁnition / Formula Bookings Bookings = ∑ Search sessions * Conversion % (Sum of booked seats with status completed, missed or cancelled) Capacity Seat count of non cancelled rides Utilisation Percentage of ﬁlled seats out of all available seats. Utilisation = Bookings/Capacity (as per deﬁnition Bookings here refer to Complete Bookings, Cancelled Bookings, as well as Missed bookings) Revenue (GMV) GMV = Bookings * ATF (Sum of amounts billed to customers for bookings they made) COGS Sum of amounts invoiced by our suppliers (vehicle owners) for the rides they provided Gross Margin (GM) GM = Revenue - COGS Promos Sum of discounts awarded to customers in the form of direct rebates on the fare, discounted package (bulk purchase) fares, and free credits awarded to their wallets Refund Refund done to customers' wallets in the case of an eligible cancellation Waivers Compensation given to customers in case of bad experience Captain Bonuses & Deductions (CBD) Sum of incentives awarded to our Captains (Drivers) and deductions made to Captains' pay as a result of non-compliance to delivery standards Net Margin (NM) NM = GM - Promos - Refunds - Waivers - CBD Average Trip Fare (ATF) ATF = Revenue/Bookings (Average fare billed to our customers.) Route SWVL way of deﬁning a starting point to a destination point with multiple stations as pickup/dropoﬀ points for users Schedule A combination of a route and an hour is called a schedule Monthly active users Number of users who have done at least 1 booking in the month New Users Users who made their ﬁrst booking in the current time period Retained Users Existing users who made a booking in the current and the previous time period Retention Rate The % of users retained in the current time period Reactivated Users Existing users who made a booking in the current time period but not the previous time period Reactivation Rate The % of users reactivated in the current time period ARR Annual recurring revenue; it is the recurring revenue a company can expect in a year (annualized version of MRR i.e. Monthly recurring revenue) B2B Business-to-business refers to a transaction or commercial business dealing between two companies B2C Business-to-consumer (also known as Direct-to-consumer) refers to selling products and/or services directly to customerswho are the end-users B2G Business-to-government, refers to the business relationship a company can have with a government institution TaaS Transportation as a Service SaaS Software as a service Net Promoters Score Metric used in customer experience programs to measure the loyalty of customers for SWVLKeyword Definitions Keyword Deﬁnition / Formula Bookings Bookings = ∑ Search sessions * Conversion % (Sum of booked seats with status completed, missed or cancelled) Capacity Seat count of non cancelled rides Utilisation Percentage of ﬁlled seats out of all available seats. Utilisation = Bookings/Capacity (as per deﬁnition Bookings here refer to Complete Bookings, Cancelled Bookings, as well as Missed bookings) Revenue (GMV) GMV = Bookings * ATF (Sum of amounts billed to customers for bookings they made) COGS Sum of amounts invoiced by our suppliers (vehicle owners) for the rides they provided Gross Margin (GM) GM = Revenue - COGS Promos Sum of discounts awarded to customers in the form of direct rebates on the fare, discounted package (bulk purchase) fares, and free credits awarded to their wallets Refund Refund done to customers' wallets in the case of an eligible cancellation Waivers Compensation given to customers in case of bad experience Captain Bonuses & Deductions (CBD) Sum of incentives awarded to our Captains (Drivers) and deductions made to Captains' pay as a result of non-compliance to delivery standards Net Margin (NM) NM = GM - Promos - Refunds - Waivers - CBD Average Trip Fare (ATF) ATF = Revenue/Bookings (Average fare billed to our customers.) Route SWVL way of deﬁning a starting point to a destination point with multiple stations as pickup/dropoﬀ points for users Schedule A combination of a route and an hour is called a schedule Monthly active users Number of users who have done at least 1 booking in the month New Users Users who made their ﬁrst booking in the current time period Retained Users Existing users who made a booking in the current and the previous time period Retention Rate The % of users retained in the current time period Reactivated Users Existing users who made a booking in the current time period but not the previous time period Reactivation Rate The % of users reactivated in the current time period ARR Annual recurring revenue; it is the recurring revenue a company can expect in a year (annualized version of MRR i.e. Monthly recurring revenue) B2B Business-to-business refers to a transaction or commercial business dealing between two companies B2C Business-to-consumer (also known as Direct-to-consumer) refers to selling products and/or services directly to customerswho are the end-users B2G Business-to-government, refers to the business relationship a company can have with a government institution TaaS Transportation as a Service SaaS Software as a service Net Promoters Score Metric used in customer experience programs to measure the loyalty of customers for SWVL